                                                                   EXHIBIT 10.18


                             DESKTALK SYSTEMS, INC.,
                            A CALIFORNIA CORPORATION



                        1998 INCENTIVE STOCK OPTION PLAN
                            Effective April 22, 1998

                                TABLE OF CONTENTS

                        1998 INCENTIVE STOCK OPTION PLAN
                            Effective April 22, 1998

Paragraph                                                                Page
---------                                                                ----

 1.   PURPOSE .......................................................       1

 2.   STOCK SUBJECT TO THE PLAN .....................................       1

 3.   ADMINISTRATION ................................................       1

 4.   EMPLOYEES ELIGIBLE ............................................       2

 5.   OPTION PRICE ..................................................       2

 6.   TERM OF OPTIONS ...............................................       2

 7.   EXERCISE OF OPTIONS ...........................................       2

 8.   NON-TRANSFERABILITY OF OPTIONS ................................       3

 9.   TERMINATION OF EMPLOYMENT .....................................       3

10.   DISABILITY OF OPTIONEE ........................................       3

11.   DEATH OF OPTIONEE .............................................       3

12.   ADJUSTMENTS UPON CHANGES IN CAPITALIZATION ....................       4

13.   MERGER OR CONSOLIDATION .......................................       4

14.   VESTING OF RIGHTS UNDER OPTIONS ...............................       4

15.   RESTRICTIVE STOCK PURCHASE AGREEMENT ..........................       4

16.   PREEMPTION BY APPLICABLE LAWS AND REGULATIONS .................       5

17.   NO RESTRICTION ON CORPORATE ACTION ............................       5

18.   RESTRICTED SECURITIES .........................................       5

19.   NON-ASSIGNABILITY .............................................       5

20.   APPLICATION OF FUNDS ..........................................       5

21.   AMENDMENT AND TERMINATION .....................................       5

22.   EFFECTIVE DATE ................................................       6

23.   GOVERNING LAW; CONSTRUCTION ...................................       6

24.   TITLES AND HEADINGS ...........................................       6

                                      (ii)

                             DESKTALK SYSTEMS, INC.

                        1998 INCENTIVE STOCK OPTION PLAN
                            Effective April 22, 1998

     DESKTALK SYSTEMS, INC., a California corporation (the "Company"), hereby formulates and adopts the following 1998 INCENTIVE STOCK OPTION PLAN (the "1998 Plan") for key employees of the Company.

     1.  PURPOSE. The purpose of the 1998 Plan is to further the growth and
         -------
development of the Company by encouraging key employees of the Company to obtain a proprietary interest in the Company through the ownership of Common Stock, thereby providing such employees with additional incentive to continue in the employ and to promote the success of the Company, and affording the Company the means of attracting to its service employees of outstanding quality.

     2.  STOCK SUBJECT TO THE PLAN.
         -------------------------

         2.1 An aggregate of eight hundred thousand (800,000) shares of Common Stock of the Company (the "Common Stock"), subject however, to adjustment or change pursuant to Paragraph 12 hereof, shall be reserved for issuance upon the exercise of options which may be granted from time to time in accordance with 1998 Plan (the "Options"). If, for any reason, an Option shall lapse, expire or terminate without having been exercised in full, the unpurchased shares covered thereby shall again be available for the purposes of the 1998 Plan.

         2.2 Subject to Paragraph 2.1 above, the aggregate fair market value (determined as of the time the option is granted) of the Common Stock underlying Options granted to any key employee in any calendar year shall not exceed $100,000 calculated under section 422 (d) of the Internal Revenue Code of 1986, as amended, with respect to such employee.

     3.  ADMINISTRATION. The Board of Directors shall administer the 1998 Plan
         --------------
and, subject to the provisions of the 1998 Plan, shall have authority in its discretion to determine the employees to whom, and the time or times at which, Options shall be granted and the number of shares to be subject to each Option. In making such determination, the Board of Directors may take into account the nature of the services rendered by the respective employees, their present and potential contributions to the Company's success and such other factors as the Board of Directors in its sole discretion shall deem relevant. Subject to the express provisions of the 1998 Plan, the Board of Directors shall also have the authority to interpret the 1998 Plan, to prescribe, amend and rescind rules and regulations relating to it, to the term and the terms and provisions of the respective Option Agreements, which shall be substantially in the form attached hereto as Exhibit "A", and to make all of the determinations necessary or advisable for the administration of the 1998 Plan all of which determinations shall be conclusive and not subject to review.

     4.  EMPLOYEES ELIGIBLE. Options may be granted under the 1998 Plan to any
         ------------------
key employee of the Company. Employees who are also officers or directors of the Company shall not by reason of such offices be ineligible to receive Options under the 1998 Plan. No person who would own, directly or indirectly, immediately after the granting of an Option to him, more than ten percent (10%) of the total combined voting power or value of all classes or stock of the Company shall be eligible to receive any options under the 1998 Plan, unless the exercise price of the Option granted is at least 110 percent of the fair market value of the stock subject to the Option. An employee receiving an option under the 1998 Plan is hereinafter referred to as an "Optionee".

     5.  OPTION PRICE. The exercise price per share for each option shall be
         ------------
equal to the fair market value for each share of the common stock of the Company on the date of grant as determined by the Board of Directors after consideration of the earnings history, book value and prospects of the Company in light of market conditions generally. The exercise price as fixed by the Board of Directors shall be conclusive and not subject to review.

     6.  TERM OF OPTIONS. The term of each Option shall be six years from the
         ---------------
date of grant thereof, but shall be subject to earlier termination as herein provided. Except as provided in Paragraphs 10 and 11 hereof, no Option shall be exercisable unless the Optionee shall have been an employee of the Company continuously from the date of grant to the date of exercise. The Board of Directors may, in its discretion, accelerate the exercisability of all or part of an Optionee's Option that is not exercisable as of the date of death, disability or employment termination of the optionee.

     7.  EXERCISE OF OPTIONS.
         -------------------

         7.1 No Option granted under the 1998 Plan shall be exercisable until one year from the date of grant. Thereafter each Option shall be exercisable as follows:

               7.1.1 At the end of one year from such date of grant, up to twenty-five percent (25%) of the total shares subject to such Option; and

               7.1.2 At the end of the thirteenth month of employment and at the expiration of each month thereafter from the date of grant an additional 1/48 of the total shares subject to such Option until the completion of the fourth year of employment when the Option shall be one hundred percent (100%) exercisable until termination of the option. Provided, however, that no option may be exercised as to less than one hundred (100) shares at any one time (or the remaining shares then purchasable under the option if less than one hundred
(100) shares).

         7.2 The exercise of an Option shall be contingent upon receipt from the optionee of a written representation that at the time of such exercise it is the Optionee's then present intention to acquire the Option shares for investment and not with a view to distribution or resale thereof, the signing of the Company's then standard Lock Up Agreement restricting, under certain conditions the sell or transfer of the Stock upon registration under the Securities Act of 1933 as amended, and upon receipt by the Company of cash, or a certified or bank cashier's check to its order, for the full purchase price of such shares and such other representations as may be reasonably required by the Corporation.

         7.3 An Optionee shall have none of the rights of a shareholder with respect to shares subject to the option until a certificate for such shares shall have been issued to the Optionee upon the due exercise of the option.

     8.  NON-TRANSFERABILITY OF OPTIONS. No Option granted pursuant to the 1998
         ------------------------------
Plan shall be transferable otherwise than by a Will or the laws of descent and distribution and an Option may be exercised, during the lifetime of the optionee, only by the optionee.

     9.  TERMINATION OF EMPLOYMENT. In the event that the employment of an
         -------------------------
Optionee shall be terminated by the Company for any reason, other than by reason of death or disability, such Option shall forthwith terminate, lapse and expire, except that within one month from the date of termination the Optionee may exercise an Option to the extent such Option was exercisable by such Optionee at the date of termination. So long as an Optionee shall continue to be in the employ of the Company, his or her Option shall not be affected by any change of duties or position. Absence on leave approved by the Company shall not be considered an interruption of employment for any purpose under the 1998 Plan. Nothing in the 1998 Plan or in any Option Agreement granted hereunder shall confer upon any optionee any right to continue in the employ of the Company or interfere in any way with the right of the Company to terminate the employment of an optionee at any time.

     10. DISABILITY OF OPTIONEE. If the employment of an Optionee shall be
         ----------------------
terminated by reason of disability, such Optionee may, within three months from the date of termination for such cause, exercise the option to the extent such Option was exercisable by such Optionee at the date of termination. Notwithstanding the foregoing, no option may be exercised after six years from the date of its grant.

     11. DEATH OF OPTIONEE. If an Optionee shall die while in the employ of the
         -----------------
Company, the Option theretofore granted to him or her may be exercised, but only to the extent such Option was exercisable by the optionee at the date of death, by the legatees of such optionee under his or her Last Will, or by his or her personal representative or distributees, within three months from the date of death, but in no event after six years from the date of the grant of the Option.

     12. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. If at any time after the
         ------------------------------------------
date of grant of an Option, the Company shall, by stock dividend, stock split, reverse stock split, combination, reclassification or exchange or through merger or consolidation, or otherwise, change its shares of Common Stock into a different number or kind or class of shares or other securities or property, then the number of shares covered by such Option and the price per share thereof shall be proportionally adjusted for any such change by the Board of Directors whose determination thereon shall be conclusive. In the event that a fraction of a share results from the foregoing adjustment, the fraction shall be eliminated and the price per share of the remaining shares subject to the Option adjusted accordingly.

     13. MERGER OR CONSOLIDATION. After a merger of one or more corporations
         -----------------------
into the Company in which the Company shall survive, or after the consolidation of the Company and one or more corporations, in which the resulting corporation remains as an independent corporation, Optionee shall, at the same cost, be entitled upon exercise of an Option to receive (subject to any required action by shareholders) such securities of the surviving or resulting corporation as the Board of Directors of such corporation, in its sole discretion, and without liability to any person, shall determine to be equivalent, as nearly as practicable to the nearest whole number and class of shares, to the shares, that were then subject to such Option, and such shares, after such merger or consolidation, shall be deemed to be shares of Common Stock for all purposes of the 1998 Plan.

     14. VESTING OF RIGHTS UNDER OPTIONS. Neither anything contained in the 1998
         -------------------------------
Plan nor in any resolution adopted or to be adopted by the Board of Directors or the shareholders of the Company shall constitute the vesting of any rights under any Option. The vesting of such rights shall take place only when a written option Agreement substantially in the form of the Option Agreement which is attached to the 1998 Plan as Exhibit "A" shall be duly executed and delivered by and on behalf of the Company and the employee to whom the option shall be granted.

     15. RESTRICTIVE STOCK PURCHASE AGREEMENT. Concurrently with the exercise of
         ------------------------------------
an option, the optionee shall execute a Restrictive Stock Purchase Agreement (the "Agreement") substantially in the form attached as Exhibit "B" to the 1998 Plan and incorporated herein by this reference. The purpose of the Restrictive Stock Purchase Agreement is to provide the optionee with an opportunity to dispose of his or her Common Stock upon the occurrence of certain events, to provide that such Common Stock shall be transferable only upon compliance with the terms and conditions of the Agreement and to provide for continuity of operating, administrative and sales personnel of the Company to be derived from the opportunity of share ownership.

     16. PREEMPTION BY APPLICABLE LAWS AND REGULATIONS. Anything in the 1998
         ---------------------------------------------
Plan or any agreement entered into pursuant to the 1998 Plan to the contrary notwithstanding, if, at any time specified herein or therein for the making of any determination or the issuance or other distribution of shares of Common Stock, as the case may be, any law, regulation or requirement of any governmental authority having jurisdiction shall require either the Company or the Optionee (or the Optionee's beneficiary) , as the case may be, to take any action in connection with such determination, the shares then to be issued or distributed, or the making of such determination or payment, as the case may be, shall be deferred until such action shall have been taken.

     17. NO RESTRICTION ON CORPORATE ACTION. Nothing contained in the 1998 Plan
         ----------------------------------
shall be construed to prevent the Company from taking any corporate action that is deemed by the Board of Directors of the Company to be appropriate or in the best interest of the Company, whether or not such action would have an adverse effect on the 1998 Plan or any award made under the 1998 Plan. No Optionee, beneficiary or other person shall have any claim against the Company as the result of any such action.

     18. RESTRICTED SECURITIES. All Options and all shares issued pursuant to
         ---------------------
the 1998 Plan shall not be registered under the Federal Securities Laws or any State Securities Laws, and the Option and all such shares shall be "Restricted Securities" as defined in Rule 144 of the General Rules and Regulations of the Securities Act of 1933, as amended (the "Act") and may not be offered for sale, sold, or otherwise transferred except pursuant to an effective registration statement under the Act or pursuant to an exemption from registration under the Act. Accordingly, all certificates evidencing shares covered by an option shall bear a restrictive legend to this effect.

     19. NON-ASSIGNABILITY. Neither an optionee nor an Optionee's beneficiary
         -----------------
shall have the power or right to sell, exchange, pledge, transfer, assign or otherwise encumber or dispose of such Optionee's or beneficiary's interest arising under the 1998 Plan; nor shall such interest be subject to seizure for the payment of an Optionee's or beneficiary's debts, judgments, alimony or separate maintenance or be transferable by operation of law in the event of an Optionee's or beneficiary's bankruptcy or insolvency and to the extent any such interest arising under the 1998 Plan is awarded to a spouse pursuant to any marital dissolution proceeding, such interest shall be deemed to be terminated and forfeited notwithstanding any vesting provisions or other terms herein or in the agreement evidencing such award.

     20. APPLICATION OF FUNDS. The proceeds received from the sale of shares
         --------------------
pursuant to the 1998 Plan will be added to the working capital of the Company and be available for general corporate purposes.

     21. AMENDMENT AND TERMINATION. The Board of Directors may from time to time
         -------------------------
and at any time suspend, discontinue or terminate the 1998 Plan and any awards and grants hereunder. The Board of Directors may amend the 1998 Plan from time to time in such respects as it may deem advisable.

     22. EFFECTIVE DATE. The 1998 Plan, having been adopted by the Board of
         --------------
Directors at a meeting duly held on April 22, 1998, shall be effective as of such date, upon, and subject to, its approval by a majority in interest of the Common Stock of the Company on or before the first anniversary of such date. Unless renewed by the Board of Directors, the 1998 Plan shall terminate on April 21, 2008.

     23. GOVERNING LAW; CONSTRUCTION. All rights and obligations under the 1998
         ---------------------------
Plan shall be governed by, and the 1998 Plan shall be construed in accordance with, the laws of the State of California without regard to the principles of conflicts of laws.

     24. TITLES AND HEADINGS. Titles and headings herein are for purposes of
         -------------------
reference only, and shall in no way limit, define or otherwise affect the meaning or interpretation of any provisions of the 1998 Plan.

                                   Exhibit "A"



                                OPTION AGREEMENT



                             DESKTALK SYSTEMS, INC.,
                            A CALIFORNIA CORPORATION

                                TABLE OF CONTENTS
                                OPTION AGREEMENT

Paragraph                                                                 Page
---------                                                                 ----

1.   PURCHASE PRICE.....................................................     1

2.   EXERCISE OF OPTION.................................................     1

3.   METHOD OF EXERCISE.................................................     1

4.   TERMINATION OF EMPLOYMENT..........................................     1

5.   DEATH OR DISABILITY................................................     2

6.   ADJUSTMENTS TO CAPITALIZATION......................................     2

7.   MERGER OR CONSOLIDATION............................................     2

8.   VESTING OF RIGHTS..................................................     2

9.   NON-TRANSFERABILITY................................................     2

10.  NOTICES...........................................................      3

11.  INVESTMENT REPRESENTATION.........................................      3

12.  RESTRICTIVE STOCK PURCHASE AGREEMENT..............................      3

13.  INUREMENT.........................................................      4

14.  GOVERNING LAW......................................................     4

                                      (i)

                             DESKTALK SYSTEMS, INC.
                                OPTION AGREEMENT


     This Agreement is made and entered into by and between DESKTALK SYSTEMS, INC., a California corporation (the "Company"), with its principal office at 19401 South Vermont Avenue, Suite F100, Torrance, California 90502, and __________________________________________(the "Optionee"), whose address is
___________________________________________, as of the _________day of
________________________, 19___, pursuant to the 1998 Incentive Stock Option
Plan of the Company (the "1998 Plan").

     As an incentive and an inducement to the Optionee to continue in the employ of the Company, and to devote his or her best efforts to promote the success of the Company, the Company hereby grants to the Optionee the option to purchase from the Company, at the times and upon the terms and conditions hereinafter set forth, an aggregate of shares of common stock (the "Shares") of the Company (the "Option").

     1.  PURCHASE PRICE. Subject to the terms and conditions hereinafter set
         --------------
forth, the purchase price of the Shares shall be ______________ per share.

     2.  EXERCISE OF OPTION. The Option granted herein may be exercised at the
         ------------------
end of one year from the date hereof as to up to twenty-five percent (25%) of the total Shares and at the end of the thirteenth month of employment and the end of each subsequent month as to an additional 1/48 of the total Shares until one hundred percent of the Option is exercisable, provided, however, that this Option may not be exercised as to less than one hundred shares at any one time (or the remaining shares then purchasable under the Option if less than one hundred shares) and may not be exercised more than six years from the date of grant, unless sooner terminated pursuant to the terms hereof.

     3.  METHOD OF EXERCISE. Subject to prior termination as provided in
         ------------------
Paragraphs 4 and 5 hereof, the Option shall be exercisable as set forth above by giving ten days written notice of exercise to the Company, which notice shall specify the number of Shares to be purchased and the purchase price to be paid therefore, and concurrently making payment to the Company of such purchase price by certified or bank cashier's check payable to the order of the Company. Upon such exercise of the Option, the Company shall promptly issue the Shares so purchased. Such notice of exercise shall be accompanied by the letter required by Paragraph 11, below.

     4.  TERMINATION OF EMPLOYMENT. If the Optionee's services as an employee of
         -------------------------
the Company shall terminate at any time and for any reason, with or without cause, the Option, together with all rights, privileges and obligations hereunder, shall terminate forthwith; provided, however, that for one month after such date of termination any unexercised portion of the Option which might have been exercised at the date of such termination may be exercised, in the manner provided in Paragraph 3 above. Notwithstanding the foregoing, no Option may be exercised after six years from the date of its grant.

     5.  DEATH OR DISABILITY. If the optionee's services as an employee of the
         -------------------
Company shall terminate by reason of death or disability, the option, together with all rights, privileges and obligations hereunder, shall terminate forthwith; provided, however, that for three months after such date of termination any unexercised portion of the Option which might have been exercised at the date of such termination may be exercised, in the manner provided in Paragraph 3 above, by the Optionee or the Optionee's executor or administrators. Notwithstanding the foregoing, no option may be exercised after six years from the date of its grant.

     6.  ADJUSTMENTS TO CAPITALIZATION. If at any time after the date hereof,
         -----------------------------
the Company shall, by stock dividend, stock split, reverse stock split, combination, reclassification or exchange or through merger or consolidation, or otherwise, change its shares of common stock into a different number or kind or class of shares or other securities or property, the number of shares purchasable upon exercise of the Option and the purchase price therefore shall be proportionally adjusted by the Board of Directors pursuant to the 1998 Plan.

     7.  MERGER OR CONSOLIDATION. After a merger of one or more corporations
         -----------------------
into the Company in which the Company shall survive, or after the consolidation of the Company and one or more corporations, in which the resulting corporation remains as an independent corporation, Optionee shall, at the same cost, be entitled upon exercise of an Option to receive (subject to any required action by shareholders) such securities of the surviving or resulting corporation as the Board of Directors of such corporation, in its sole discretion, and without liability to any person, shall determine to be equivalent, as nearly as practicable to the nearest whole number and class of shares, to the Shares, and such shares, after such merger or consolidation, shall be deemed to be Shares subject to the 1998 Plan.

     8.  VESTING OF RIGHTS. The Optionee (or any executor or administrator of
         -----------------
the optionee who may exercise the Option pursuant to this Agreement) shall not be deemed to be a shareholder of the Company nor shall he or she have any rights or privileges as a shareholder of the Company by virtue of the Option, and he or she shall acquire such status, rights and privileges only when, as and to the extent the Option is duly exercised in accordance with the terms hereof.

     9.  NON-TRANSFERABILITY. The Option and the rights and privileges conferred
         -------------------
hereby shall not be transferable other than by will or by the laws of descent and distribution, and during the Optionee's lifetime shall be exercisable only by the optionee.

     10. NOTICES. Any notice required to be given under the terms of this
         -------
Agreement, including any written notice of exercise given pursuant to Paragraph 3 hereof, shall be given by registered or certified mail, return receipt requested. Any such notice shall be addressed, if to the Company, at its address as set forth above, to the attention of its President, and if to the Optionee, at his or her address as set forth above, or at such other address as either party may hereafter designate by notice to the other.

     11. INVESTMENT REPRESENTATION. If the Shares have not been registered under
         -------------------------
the Securities Act of 1933, as amended (the "Act"), the exercise of any part or all of the Option shall be conditioned upon delivery to the Company of a letter from the Optionee addressed to the Company stating in substance (i) that the Shares proposed to be acquired by the Optionee upon such exercise are being acquired for his or her own account for investment and not with a view to sale or distribution, and (ii) that the Optionee understands that the Shares acquired must be held indefinitely unless they are subsequently registered under the Act, or an exemption from such registration is available. In addition, in all cases, the Optionee shall deliver to the Company prior to exercise of any part or all of the Option Shares a letter to the Company stating in substance (i) that if requested at any time by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the Securities Act of 1933, as amended (the "Securities Act"), the Optionee agrees not to sell or otherwise dispose of, whether privately negotiated or open market transactions, any shares of Common Stock or other securities of the Company held by the Optionee during such period as the Company and the representatives of the underwriters may request (not to exceed 180 days) following the effective date of any registration statement of the Company filed under the Securities Act for an underwritten public offering, and the Optionee agrees that the Company may impose stop-transfer instructions with respect to any securities of the Company subject to the foregoing restrictions until the end of such market standoff period, and the Optionee shall enter into a 180 day (or such lesser period as the representative of the underwriters may request) market standoff agreement with the representative of the Company's underwriters for each underwritten public offering by the Company.

     12. RESTRICTIVE STOCK PURCHASE AGREEMENT. Concurrently with the exercise of
         ------------------------------------
an Option, the Optionee shall execute a Restrictive Stock Purchase Agreement (the "Agreement") substantially in the form attached as Exhibit "B" to the 1998 Plan and incorporated herein by this reference. The purpose of the Restrictive Stock Purchase Agreement is to provide the Corporation with an opportunity to acquire the Shares upon the occurrence of certain events, to provide that such Shares shall be transferable only upon compliance with the terms and conditions of the Agreement and to provide for continuity of operating, administrative and sales personnel of the Company to be derived from the opportunity of share ownership.

     13. INUREMENT. This Agreement shall be binding. upon and inure to the
         ---------
benefit of any successor or successors of the Company.

     14. GOVERNING LAW. This Agreement shall be interpreted under the laws of
         -------------
the State of California applicable to agreements entered into and to be performed entirely within such state.

     IN WITNESS WHEREOF, this Agreement has been executed by a duly authorized officer of the Company and by the Optionee as of the day and year set forth below.


Dated: _________________________       DESKTALK SYSTEMS, INC.


                                       By_____________________________________
                                         David J. Kaufman, President


Dated: _________________________       NAME


                                       By______________________________________
                                         Optionee

                                   Exhibit "B"



                      RESTRICTIVE STOCK PURCHASE AGREEMENT
                                 BY AND BETWEEN

                             DESKTALK SYSTEMS, INC.,
                            A CALIFORNIA CORPORATION

                                       AND

            _________________________________________________________

                               Stock Option Issuee

                                TABLE OF CONTENTS
                      RESTRICTIVE STOCK PURCHASE AGREEMENT


  Paragraph                                                               Page
  ---------                                                               ----

  1.     RESTRICTION ON SUBJECT STOCK..................................      1

  2.     INTER VIVOS TRANSFERS.........................................      2

  3.     PURCHASE ON TERMINATION.......................................      3

  4.     PURCHASE PRICE................................................      4

  5.     LEGEND CONDITION; CERTIFICATES................................      4

  6.     CONTINUED EMPLOYMENT..........................................      5

  7.     TERMINATION...................................................      5

  8.     INVESTMENT REPRESENTATION.....................................      5

  9.     GOVERNING LAW; SUCCESSORS.....................................      5

  10.    ENFORCEMENT...................................................      6

  11.    ARBITRATION...................................................      6

  12.    SEVERABILITY..................................................      6

  13.    ATTORNEYS' FEES...............................................      6

  14.    PARAGRAPH HEADINGS............................................      6

  15.    NOTICES.......................................................      7

  16.    ENTIRE AGREEMENT..............................................      7

  17.    REPRESENTATION OF COUNSEL.....................................      8

  18.    EFFECTIVE DATE................................................      8

                                       (i)

                                   Exhibit "B"

                      RESTRICTIVE STOCK PURCHASE AGREEMENT


THIS AGREEMENT (the "Agreement") is made as of _________________, 19_____, by and between DESKTALK SYSTEMS, INC., a California corporation (the "Company"), located at 19401 South Vermont Avenue, Suite F100, Torrance, California 90502 and ________________________________________ (the "Purchaser"), with reference to the following facts:

     A. The Company is a corporation engaged in the business of producing and distributing computer network management software;

     B. The authorized capitalization of the Company consists of 20,000,000 shares of common stock (the "Common Stock") and 4,000,000 shares of preferred stock (the "Preferred Stock";

     C. The Purchaser has been engaged as a key employee of the Company, and in connection with such employment the Company granted Purchaser an option to purchase_______________(___) shares of Common Stock (the "Option") pursuant to its 1998 Incentive Stock Option Plan, and evidenced by an Option Agreement dated _____________________, 19_______(the "Option Agreement");

     D. The Purchaser has exercised the Option with respect to ___________________ (_____) shares of Common Stock (the "Subject Stock") for
_____________________($_____________) per share, pursuant to the terms of the
Option Agreement, and the Company proposes to issue the Subject Stock, subject to the terms of this Agreement; and

     E. Concurrently with such sale and issuance, the Company and the Purchaser are entering into this Agreement (i) to provide for the disposition of the Subject Stock upon the occurrence of certain events, (ii) to provide the Subject Stock shall be transferable by the Purchaser only upon compliance with the terms and conditions of this Agreement and (iii) to provide for continuity of operating, administrative and sales personnel of the Company through equity ownership of the Company.

NOW THEREFORE, in consideration of the mutual covenants herein contained, it is agreed as follows:

     1.  RESTRICTION ON SUBJECT STOCK. The Purchaser shall not have the right or
         ----------------------------
power either voluntarily or involuntarily (by operation of law or otherwise) to sell, assign, transfer, pledge, hypothecate, or in any way encumber any shares of the Subject Stock, or any legal or economic interest therein without the prior written consent of the Company except in accordance with this Agreement. In the event the Subject Stock is transferred in violation of this Paragraph, the transfer shall be null and void.

         1.1 If the Purchaser desires to sell all or any part of the Subject Stock in a bona fide transaction during his lifetime, he shall give written notice thereof to the Company. The notice shall name the proposed transferee and specify the number of shares sought to be sold, the price offered per share, the terms of payment and any other material terms or conditions of the sale, including a written copy of the proposed offer to purchase.

         1.2 The Company shall have an option to purchase all or any part of the Subject Stock the Purchaser desires to sell at the price and upon the terms specified in the notice. The Company shall have thirty (30) days after the receipt of such written notice to exercise its option. It shall exercise the option by giving notice of such exercise to the Purchaser and by paying the purchase price in the same manner as provided in the purchase offer.

         1.3 If the Company does not exercise the option provided for in this Paragraph 1 as to all of the shares offered for sale by the Purchaser, the Purchaser shall be entitled to sell the Subject Stock not purchased free of any restrictions. He shall be entitled to surrender to the Company his Certificates representing such unpurchased shares and to receive in lieu thereof new Certificates for an equal number of shares, without the endorsement provided for in Paragraph 5.1 hereof. Thereupon, the Purchaser shall cease to be a party to this Agreement.

         1.4 If the offer from a proposed buyer for all or any part of the Subject Stock states a consideration other than cash or evidences of indebtedness, then for the purpose of determining the price stated in the offer, the value of such other consideration shall be the fair market value of such consideration either as agreed upon by the Purchaser and the Company within twenty (20) days after the date of the notice or, if such agreement is not reached, then as determined by arbitration pursuant to the procedure set forth in Paragraph 11 hereof, and the parties shall be bound by the valuation so determined.

     2.  INTER VIVOS TRANSFERS. Notwithstanding any provisions to the contrary
         ---------------------
contained in this Agreement, the Purchaser, while he or she is living, may at any time transfer any or all of his or her interest in the fully paid Subject Stock to his or her spouse, descendants, spouses of any such descendants, or the trustee(s) of trust(s) at any time established by the Purchaser for the sole benefit of one or more of such persons (hereinafter collectively called "Family Members"). In such event, the Family Member shall hold the interest involved subject to all of the terms of this Agreement and, upon demand made at any time by any of the parties to this Agreement, shall execute an appropriate instrument to that effect. All actions hereunder taken or omitted by the Purchaser hereunder shall be binding on such Family Member. Any obligations of the Purchaser hereunder shall be obligations of such Family Member. The Purchaser and Family Members of the Purchaser shall be deemed one and the same indivisible unit, and all interest transferred as permitted by this Paragraph shall be still deemed to be held and owned by the Purchaser for the purpose of this Agreement.

     3.  PURCHASE ON TERMINATION.
         -----------------------

         3.1   If the Purchaser

               (i)      dies;

               (ii)     becomes disabled (as hereinafter defined);

               (iii) has his employment by the Company terminated with or without cause;

               (iv)     voluntarily terminates his employment with the Company;

               (v) obtains or becomes subject to an order for relief under the United States Bankruptcy Code, or a similar law in other jurisdictions;

               (vi) makes an assignment for the benefit of his or her creditors;

               (vii) is subject to legal process which shall permit the taking of any shares of the Subject Stock including, without limitation, division of the Subject Stock with a spouse in a marital dissolution proceeding (all of the foregoing being defined as a "Triggering Event");

the Company shall have the right to purchase from the Purchaser (or his or her estate, successors, assigns, executor, administrator or personal representative or trustees of intervivos trusts referred to in Paragraph 2 hereof, hereinafter collectively referred to as "personal representative") , and the Purchaser (or his or her personal representative) shall sell to the Company, all of the Subject Stock at the purchase price and on the terms and conditions hereinafter set forth.

         3.2 The closing for the purchase and sale (the "Closing"), if the company exercises its right to acquire the subject stock, shall take place at the office of the Company in Torrance, California within ninety (90) days after the Company becomes aware of the Triggering Event; provided, however, if such Triggering Event is occasioned by the death of the Purchaser, the Closing shall take place within ninety (90) days after the later of (i) the qualification of the personal representative of the Purchaser or (ii) the Company becoming aware of the Triggering Event. The Company shall give the Purchaser, or his or her personal representative, and the Escrow Agent (as hereinafter defined) at least ten (10) days prior notice of the time, date and place of Closing. At the Closing, the Company shall remit the purchase price (as hereinafter defined) in the manner set forth in Paragraph 4 hereof.

         3.3 The term "disability", as used herein, shall mean such mental or physical incapacity which prevents the Purchaser from thereafter performing his normal and customary services for the Company. The determination of whether such disability exists shall be made by the Company, in its sole discretion, and the determination of the Company shall be final and binding upon the Purchaser and his or her personal representative, if any.

         3.4 The restrictions on transferability of the Subject Stock shall lapse as to any shares of the Subject Stock not acquired by the Company pursuant to this Agreement upon the occurrence of a Triggering Event.

     4.  PURCHASE PRICE. The purchase price to be paid by the Company for each
         --------------
share of the Subject Stock shall be determined by first computing one hundred percent (100%) of the fair market value of the Company, as of the end of the last fiscal quarter prior to the Triggering Event. The fair market value as so determined shall then be divided by the number of shares of Common Stock then outstanding and the quotient multiplied by the number of shares of the Subject Stock owned by the Purchaser. The determination of fair market value shall be made by the Board of Directors after consideration of the earnings history, book value, and prospects of the Company in light of market conditions generally. All values fixed by the Board of Directors shall be conclusive, final and binding upon (i) the Company and its successors and assigns and (ii) the Purchaser and the personal representative of Purchaser. Any lien or encumbrance on the Subject Stock as of the Closing shall reduce the purchase price by an amount equal to the value of any and all such liens and encumbrances. The purchase price to be paid by the Company for the Subject Stock shall be paid to the Purchaser (or his or her personal representative) by cashier's or certified check at the Closing.

     5.  LEGEND CONDITION; CERTIFICATES.
         ------------------------------

         5.1 Each stock certificate now or hereafter issued to the Purchaser evidencing the Subject Stock shall be endorsed as follows:

         "This stock certificate and the rights represented hereby are subject to all of the terms, covenants, conditions and limitations of a certain agreement made and entered into by __________________________________
         with DESKTALK SYSTEMS, INC. , dated as of ____________________ (the "Agreement"), a copy of which is on file with the Secretary of the aforesaid Company, and the holder of this certificate accepts and agrees to be bound by the Agreement."

         5.2 If the Purchaser is a California resident at the date of this Agreement, then this Agreement shall be executed by the Purchaser and his or her spouse, if any. If the Purchaser becomes a California resident at any time after the date of this Agreement, his or her spouse shall promptly execute such an acknowledgment.

         5.3 Each stock certificate now or hereafter issued to the Purchaser evidencing any shares of the Subject Stock shall bear any legend required by the California Department of corporations or any other governmental agency with respect to the issuance and transfer of the Subject Stock.

         5.4 Each stock certificate now or hereafter issued to the Purchaser evidencing any shares of the Subject Stock shall be endorsed as follows:

         "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and are being issued pursuant to an exemption that limits their disposition and the transfer of such shares is therefore subject to those limitations."

     6.  CONTINUED EMPLOYMENT. Nothing in this Agreement shall confer upon the
         --------------------
Purchaser any right to continue in the employ of or to consult for the Company or shall affect any right of the Company to terminate the employment of Purchaser as would exist in the absence of this Agreement.

     7.  TERMINATION. All restrictions under this Agreement shall continue until
         -----------
thirty (30) days after the Common Stock has been listed for trading on a United States national securities exchange or has been trading in the over-the-counter market for at least three months on the National Association of Security Dealers Automated Quotation System. Thereafter this Agreement shall be of no further force or effect.

     8.  INVESTMENT REPRESENTATION. The Purchaser represents that he or she is
         -------------------------
purchasing the Subject Stock for his or her own account for investment purposes only and not with a view to the distribution thereof, and that he or she will not dispose of the Subject Stock in violation of the federal securities laws of the United States, or the State of California, or the jurisdiction where he or she resides.

     9.  GOVERNING LAW; SUCCESSORS. The execution, delivery, effectiveness and
         -------------------------
performance of this Agreement shall be governed by and construed under the local laws of the State of California.

This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective heirs, representatives, executors, administrators, successors and assigns, and the Purchaser, by signing this Agreement, directs his or her personal representative to open his or her estate promptly in the courts of proper jurisdiction and to procure, execute and deliver all documents, including, but not limited to, appropriate orders of the Superior Court, Probate Division (or court of comparable jurisdiction), and estate and inheritance tax waivers, as shall be required to effectuate the purposes of this Agreement.

     10. ENFORCEMENT. The Purchaser acknowledges that it will be impossible to
         -----------
measure in money the damage to the Company if the Purchaser fails to comply with any of the restrictions or obligations herein imposed upon the transfer, encumbrance or other disposition of the Subject Stock, that such restrictions and obligations are material, and that in the event of any such failure, the Company will not have an adequate remedy at law or in damages. Therefore, the Purchaser hereby consents to the issuance of an injunction or the enforcement of the equitable remedies against him or her upon the filing of an action by an aggrieved party without bond or other security, to compel performance of the terms hereof, and waives any defenses thereto, including, without limiting the generality of the foregoing, the defenses of (a) failure of consideration, (b) breach of any other provision of this Agreement, and (c) availability of relief in damages. The foregoing provisions shall not limit any other remedies which the aggrieved party may have at law or in equity in connection with any breach, interpretation or nonperformance hereof.

     11. ARBITRATION. Subject to Paragraph 10 hereof, any controversy or claim
         -----------
arising out of or relating to this Agreement, or the breach thereof, shall be settled by binding arbitration in the City of Los Angeles, in accordance with the then current rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrator(s) may entered in any court having jurisdiction thereof.

     12. SEVERABILITY. In the event any provision or provisions of this
         ------------
Agreement are for any reason adjudged to be indefinite, invalid or otherwise unenforceable, such provision or provisions shall to such extent be severed and disregarded, and the remaining provisions hereof shall subsist and be carried into effect.

     13. ATTORNEYS' FEES. In the event any action, suit or proceeding is
         ---------------
instituted under or in connection with this Agreement by any party hereto against any party hereto, the unsuccessful party therein agrees to pay the other party therein such attorneys' fees as the Court or board of arbitration assuming jurisdiction may adjudge reasonable in such action, suit or proceeding.

     14. PARAGRAPH HEADINGS. The headings of the paragraphs of this Agreement
         ------------------
are inserted solely for convenience and are not a part of and are not intended to govern, limit or aid in the construction of any term or provision hereof.

     15. NOTICES.
         -------

         15.1 All notices hereunder to the Purchaser shall be sent to the Purchaser at his or her address hereinabove set forth or at such other address as the Purchaser may designate by written notice sent to the Company at its office in Torrance, California, addressed to the attention of Paul Madick, General Counsel.

         15.2 All notices to the Company hereunder shall be sent to its offices in Torrance, California at the address hereinabove set forth, addressed to the attention of Paul Madick, General Counsel.

         15.3 All notices shall be in writing and shall be deemed to have been given on the date of service if served personally on the party to whom addressed; or if mailed within the United States within seventy-two (72) hours after mailing, if sent by first-class mail, registered or certified, return receipt requested, postage prepaid.

         15.4 Any address set forth in this Agreement may be changed by any party giving notice of such change to the other parties hereto in the manner provided above.

     16. ENTIRE AGREEMENT. Except for the Option Agreement, this Agreement is
         ----------------
the entire agreement between the parties with respect to the subject matter hereof, and supersedes all prior agreements, arrangements and understandings related to the subject matter hereof. This Agreement may be amended, supplemented or discharged, and any provision hereof may be modified or waived only by a written agreement executed by all of the parties hereto.

     17. REPRESENTATION OF COUNSEL. The Purchaser acknowledges that Paul Madick,
         -------------------------
is counsel for the Company and does not represent the individual interest of the Purchaser in this matter. The Purchaser acknowledges that he or she has been advised, and has been given the opportunity, to seek independent counsel to advise him or her on' both the form and substance of this Agreement.

     18. EFFECTIVE DATE. This Agreement shall be effective as of the date it
         --------------
becomes fully executed by the parties hereto.

     IN WITNESS WHEREOF, the parties hereinbefore duly authorized have executed this Agreement the day and year set forth opposite their respective signatures.



__________________________________          ______________________________
Purchaser                                   Date

DESKTALK SYSTEMS, INC.

By________________________________          ______________________________
David J. Kaufman, President                 Date

     This is Page 9 of a Restrictive Stock Purchase Agreement by and between DeskTalk Systems, Inc., and the spouse of the undersigned.

     I acknowledge that I have read and know and understand the contents of the Restrictive Stock Purchase Agreement between my spouse and DeskTalk Systems, Inc. (the "Company") , and hereby agree to be bound by its terms and provisions. I am aware that by the provisions of the Agreement my spouse agrees to sell to the Company shares of common stock upon the terms and conditions contained therein, including my community, quasi-community, or similar interest in such shares, and I agree that I will not bequeath such shares or any of them or any interest therein by my Will if I should predecease my spouse. I direct that the residuary clause in my Will shall not be deemed to apply to my community, quasicommunity, or similar interest, if any, in such shares. I consent to have the terms and conditions of the Agreement specifically enforced against my estate if the executor of my estate shall fail to abide by such provisions and my desires herein expressed.


Date:_____________________________


                                       ________________________________________